                                                                       Exhibit 1

                            SLM INTERNATIONAL, INC.
                              30 Rockefeller Plaza
                                   Suite 4314
                           New York, New York  10112



                                                           June 25, 1996


Via Telecopy and Hand Delivery
- ------------------------------

Official Committee of Unsecured
Creditors of SLM International, Inc.
c/o The Equitable Life Assurance Society
of the United States
1345 Avenue of the Americas
New York, New York  10105
Attention:  James Pendergast, Chairperson

                 Re:      In re SLM International, Inc. et al.
                          ------------------------------------

Gentlemen:

                 The purpose of this letter is to acknowledge the several agreements reached among the debtors in the referenced proceedings ("Debtors") and the Debtors' Unsecured Creditors' Committee ("Committee") and, together with the Debtors, "Parties"). These agreements and the negotiations leading to them will, in the estimation of the Debtors, lead directly to the expeditious reorganization of the Debtors for the benefit of all of their creditors.

                 The Parties have agreed to the principal terms of a plan of
reorganization set forth in Attachment I to this letter.   The Debtors have
agreed to draft and file in accordance with this letter a Chapter 11 Plan of Reorganization ("Proposed Plan") and accompanying disclosure Statement required by 11 U.S.C. Section 1125 (the "Disclosure Statement") consistent with such Attachment.1/ The Debtors expect that such actions will be completed within sixty days from the date hereof. Therefore the Debtors reduced their exclusivity extension request from one hundred twenty days to sixty days from June 12, 1996. The Committee supported the Debtors' reduced exclusivity extension request and agreed to





- -------------------

1/ Use of the terms "Proposed Plan" and "Disclosure Statement" in this letter is meant to include any iterations of or modifications to such documents as agreed to by the Parties.

cooperate in the preparation of the Proposed Plan and the Disclosure Statement.

                 In furtherance of confirmation and consummation of the Proposed Plan, the Debtors, subject to the exercise of their fiduciary responsibilities, have agreed to (i) prepare and file the Proposed Plan, and to use their best efforts to prepare and file the Disclosure Statement, within sixty days from the date hereof, (ii) use their best efforts to obtain Court approval of the Disclosure Statement as promptly as possible after its filing;
(iii) actively pursue confirmation of the Proposed Plan; (iv) not to support or propose any other plan of reorganization unless such plan is acceptable to and endorsed by the Committee, except, subject to the next paragraph, if the Committee seeks to propose or support an Alternative Plan (as defined below) which adversely affects the treatment of any creditor of the Debtors (excluding the Noteholders and other unsecured creditors other than the bank lenders and the Lessors (as defined below)) from that set forth on Attachment I; (v) negotiate with, and attempt to obtain support for the Proposed Plan from, the Debtors' Secured (Former) Lender Group and other creditor constituencies; (vi) identify potential post-confirmation working capital and term lenders for the Reorganized Debtors and provide such financial and other information (subject to appropriate assurances of confidentiality) and take such other action as may be necessary to secure such financing; and (vii) meet and consult with potential new senior employees for the Debtors or the reorganized Debtors at the request of the Committee, and provide reasonable access to the Debtors' facilities and books and records in connection therewith, subject to appropriate assurances of confidentiality. The Debtors have advised the Committee that they intend to actively prosecute the Maska lien avoidance action and their pending motion for substantive consolidation to the extent necessary to achieve confirmation of the Proposed Plan. The Committee, subject to the exercise of their fiduciary responsibilities, agrees that it will not support or propose any alternative plan of reorganization unless such plan provides at least as favorable treatment for the Debtors' equity holders and employees (in such capacities) as the treatment provided therefor in this letter and Attachment I (any alternative plan of reorganization acceptable to the Committee providing such treatment being hereinafter referred to as an "Alternative Plan"). At the request of the Committee and subject to the exercise by the Debtors of their fiduciary responsibilities, the Debtors agree to propose and seek confirmation of an Alternative Plan, provided, subject to the next paragraph, that such Alternative Plan does not adversely affect the treatment of any creditor of the Debtors (excluding the Noteholders and other unsecured creditors other than the bank lenders and the Lessors (as defined below)) from that set forth in this letter and Attachment I. Nothing contained in this letter shall be deemed to require any member of the Committee or any other creditor of any Debtor to vote in favor of the Proposed Plan or any other plan of reorganization.

                 As discussed by the Parties, the Debtors lease on a long-term basis certain facilities in the United States and Canada (the "Leases") from lessors largely owned and controlled by affiliates of the Debtors ("Lessors"), as more fully described on page 49 of the Form 10-K of SLM International Inc. relating to its 1995 fiscal year. We understand that the Committee intends to request an accommodation from the Lessors. Accordingly, the Proposed Plan will provide for the assumption of all of the Leases, modified to permit the Reorganized Debtors to terminate such Leases on or after the four years from the effective date of the Plan in exchange for a termination payment. Within 45 days from the date hereof, the Committee, after consultation with the Lessors, shall propose to the Lessors a termination payment. IF, notwithstanding such proposal, the Committee and the Lessors have not reached an agreement regarding treatment of the Leases under the Proposed Plan prior to the hearing on the Disclosure Statement, then the Committee shall have the right, prior to or in connection with the confirmation of the Proposed Plan or any Alternative Plan, to commence any and all actions it deems necessary or desirable to challenge, modify or otherwise contest on behalf of the Debtors' estate or otherwise any obligations of the Debtors arising under the Leases, in which event the Debtors shall continue to (i) be obligated to actively pursue confirmation of the Proposed Plan or any Alternative Plan that, as to the Leases, provides for the incorporation of the resolution of the aforementioned actions and (ii) otherwise fulfill their other obligations hereunder. Assumption of the modified Leases on terms acceptable to the Committee will be a condition to confirmation of the Proposed Plan.

                 Finally, the Parties negotiations have addressed the Debtors' officers and employee morale issues, and the concomitant risk of immediate loss of key employee. These critical concerns have arisen from, among other things, uncertainty about the future, the absence of severance protection, and the heightened duties imposed both by the Debtors' operational restructuring and the Chapter 11 environment in general. To address these management issues in a manner intended to best accomplish the Debtors' reorganization, the Debtors wish to adopt a three-part Incentive, Retention and Severance Protection Plan ("Employee Plan"). The terms of the Employee Plan are set forth in Attachment II to this letter. The Employee Plan provides for, among other things, (i) the assumption of employment contracts with specified modifications for eight key employees, (ii) the adoption of severance benefits for an additional eight key employees without employment contracts, (iii) the payment (in Reorganized Company stock or its equivalent in the case of a sale of the Debtors) of incentive compensation if specified levels of performance for the year ended December 31, 1996 are achieved and

(iv) the payment in cash of discretionary retention/confirmation bonuses upon confirmation of the Proposed Plan (or any plan of reorganization endorsed by the Committee) by no later than March 31, 1997 or such later date agreed to by the Committee.

                 The Debtors intend to promptly file with the Court a motion for approval of the Employee Plan and to seek a prompt hearing thereon. In accordance with the Parties' jointly held beliefs that the Employee Plan reasonably meets the Debtors' critical employee morale and retention concerns, is a prudent exercise of the Debtors' business judgment and that Court approval of the Employee Plan is an essential step towards the Debtors' rehabilitation, the Committee has agreed, subject to compliance by the Debtors with their respective obligations hereunder, and to the exercise of the Committee's fiduciary responsibilities, to support fully Court approval of the Employee Plan. The Debtors acknowledge that the Employee Plan is a critical but nevertheless merely a step towards confirmation. Accordingly, the Debtors have agreed to adjourn from time to time any hearing scheduled on approval of the Employee Plan until the Debtors have filed with the Court the Proposed Plan and have either filed with the Court or delivered to the Committee in a form ready for filing the Disclosure Statement.

                 The obligations of the Parties hereunder shall terminate on March 31, 1997 (or such earlier date as the Parties shall agree), unless a Proposed Plan or an Alternative Plan has theretofore been confirmed by the Bankruptcy Court.

                 I believe the foregoing accurately sets forth the material agreements reached among the Parties. If so, please acknowledge the Committee's agreement below.

                                           Sincerely,

                                           SLM INTERNATIONAL, INC., on its own
                                           behalf and on behalf of the other
                                           Debtors



                                           By:__________________________________
                                              Howard Zunenshine
                                              Chief Executive Officer

                                           AGREED AND ACCEPTED:
                                           The Official Committee of
                                           Unsecured Creditors of SLM
                                           International, Inc. et al.


                                           By:__________________________________
                                              The Equitable Life Assurance
                                              Society of the United States
                                              Chairperson

ACKNOWLEDGED BY:

KASOWITZ, BENSON, TORRES
& FRIEDMAN LLP


By:________________________________


KRAMER, LEVIN, NAFTALIS & FRANKEL



By:________________________________

ATTACHMENT I

                         SLM International, Inc. et al.

                     Term Sheet for Plan of Reorganization


I. Joint Plan. Joint Chapter 11 Plan of Reorganization filed by (i) SLM International, Inc. ("SLMI" or "Company"), (ii) Sport Maska Inc. (for itself and as successor-in-interest to St. Lawrence Manufacturing Canada Inc.), (iii) #1 Apparel Canada Inc. and (iv) Maska U.S., Inc. (for itself and as successor-in-interest to #1 Apparel, Inc.) (collectively, "Reorganized Debtors").1/

II. Valuation. Assumed enterprise valuation of $130mm. Assumed collateral valuation of $75mm. Assumed distributable cash of at least $10mm.

III.     Capitalization.

         A. Working Capital. $50mm working capital facility secured by a first priority security interest in the Reorganized Debtors' cash, inventory and accounts (collectively, "Current Assets") and a shared lien on all other assets.

         B. Senior Secured Notes. $65mm senior notes secured by a second priority security interest in the Current Assets and a shared lien in all of the Reorganized Debtors' other assets.

         C. New Common Stock. 6.5 million shares of common stock in Reorganized SLM International, Inc. ("New Common Stock").2/ Presumed Effective Date value of $10 per share.

IV.      Management.

         A.      Directors.   New 5-member board of directors:  1 director
                 selected by the Secured Group; 3 directors selected by the Unsecured Committee; and 1 director selected by the existing board. Initial board of





- -----------------------

1/    This Term Sheet presumes the pre-confirmation occurrence of the above-referenced mergers and the sale of Mitchel & King Skates
Limited.

2/     Plus shares to be issued to the Incentive Compensation Plan described below.

                 directors appointed for two years, thereafter subject to annual elections.

         B.      Officers.        Continuation subject to the discretion of the
                 new Board and to contractual rights of officers.

         C.      Governance.      Affirmative vote of 4 directors and
                 two-thirds shareholder approval required for, among other transactions:

                 (1) sale (in one or a series of transactions) of any or all of the Reorganized Debtors, any of their subsidiaries or substantially all of the assets of any of the foregoing.

                 (2) merger or consolidation of any of the Reorganized Debtors where (a) such Reorganized Debtor(s) is not the surviving corporation, (b) such Reorganized Debtor(s)'s common stock is converted into cash or securities or both, (c) the holders of common stock of such Reorganized Debtor(s) are not the majority holder of the common stock in the surviving corporation, or (d) any material subsidiary of the Reorganized Debtors does not continue as such after such merger of consolidation; or

                 (3) the sale or issuance of common stock (or warrants or options to acquire common stock) in any calendar year, other than in connection with the valid exercise of preexisting options or warrants, in an amount greater than 20% of the then-outstanding common stock on a fully diluted basis.

V. Plan Structure. The Reorganized Debtors are substantively consolidated.

VI.      Treatment of Claims and Interests.

         A. Administrative Claims. Approximately $4mm. Paid in full (i) in cash on the Effective Date or (ii) on such other terms as agreed to by the Claimant and the Reorganized Debtors.

         B. Priority Non-Tax. Approximately $0. Paid in full (i) in cash on the Effective Date or (ii) on such other as agreed to by the Claimant and the Reorganized Debtors.

         C. Priority Tax. Approximately $2.8mm. Paid in full (i) in cash on the Effective Date, (ii) in accordance with 11 U.S.C.
                 Section 1129(a)(9)(C) or (iii) on such other terms as agreed to by the Claimant and the Reorganized Debtors.

         D. Former Lenders Claims. Approximately $95mm of which $75mm is secured and $20mm is unsecured, which unsecured deficiency claims may be reduced by further distributions from the Buddy L estate.

                 1.       Pro Rata distribution of following:

                          a. Cash. $l0mm. At Reorganized Debtors' option, up to $10mm in additional cash in exchange for $10mm in principal amount of Senior Secured Notes.

                          b. Notes. $65mm in Senior Secured Notes, subject to Reorganized Debtors' option "to buy back" up to $10mm in principal amount of Senior Secured Notes.

                          c. Stock. 1.05mm shares of New Common Stock as a distribution on the Former Lenders' unsecured deficiency claims, subject to reduction due to payments from the Buddy L estate.3/

                 2. Reservation of all issues regarding Inter-Creditor Agreement disputes for resolution, at option of the Noteholders, in Bankruptcy Court or in state or federal court(s) of competent jurisdiction.

         E. Other Creditors. Approximately $98mm (exclusive of Former Lenders' unsecured deficiency claims) consisting of the following:

                          Noteholders:                              $80mm4/
                                                                         -
                          Unsecured Creditors                       $18mm
                                                                    -----

                                  Total:                            $98mm

                 1. Distribution of 5.15mm shares of New Common Stock (in addition to the 1.05mm shares of New Common Stock distributed to the Former Lenders on their





- ----------------------

3/    This constitutes the treatment of the Former Lenders' $20mm unsecured claim in accordance with the treatment of all unsecured claims.


4/    Includes secured portion of Noteholders claims.

                          unsecured deficiency claims in accordance with paragraph 6.d.(1)(c) above).

                 2. Allocation between Noteholders and Unsecured Creditors to be determined.

                 3. Reservation of all issues regarding Inter-Creditor Agreement disputes for resolution, at option of the Noteholders, in Bankruptcy Court or in state or federal court(s) of competent jurisdiction.

         F. Equity. Pro Rata distribution of five year warrants to purchase up to 0.3mm shares of New Common Stock at an enterprise valuation of $175mm; if the Debtors or the Reorganized Debtors are sold for aggregate consideration of at least $140mm, the holders of the warrants shall be entitled either to retain their warrants or to receive in exchange for cancellation thereof a pro rata portion of $500,000.

VII.     Post-Effective Date Ownership:

                                                                  Percent of
                                                                 Outstanding
            Constituency                 Amount5/                  Stock5/                   Recovery
            ------------                 ------- -               -------- --                 --------
 Former Lenders                                1.051mm                    16.95%                  90.01%6/
                                                                                                        -
 Noteholders and Unsecured                                                83.05%
 Creditors                                     5.149mm                                            52.54%6,7/
                                                                                                        - -


 Equity                                        0.300mm8/                      0%                      N/A
                                                                         -------


                             Total:            6.50mm                    100.00%





- ---------------------
5/    Excludes shares issued pursuant to Incentive Compensation Plan.

5/    Excludes shares issued pursuant to Incentive Compensation Plan.

6/    Subject to outcome of inter-creditor disputes between Former
Lenders and Noteholders.


7/    The breakdown of these shares is subject to Noteholder/
Unsecured Creditor discussions.

8/    Consists of five year warrants.

ATTACHMENT II

                         SLM International, Inc. et al.

         Outline of Incentive, Retention and Severance Protection Plan


I.       EMPLOYMENT AGREEMENT ASSUMPTION

         A.      Applicable to the officers set forth on Exhibit A.

         B. Assumption of employment agreements is subject to the following:

                 1. Change of control termination provisions to be waived for changes occurring pursuant to the plan. Termination payments as described in Exhibit A as if termination occurred in 1996.

                 2. Severance payments to officers (other than H. Zunenshine, J. Sarto, R. Levy, J. Hodgins and K. Bloom) during the second half of the applicable severance period (i.e., last 6 months if period of severance payments is 12 months) to be reduced by payments received by officers from new employers.

                 3. Modification of the agreements of Messrs. Zunenshine, Sarto and Levy to provide for reasonable cooperation during the 6 month period following written notice of constructive termination in hiring a successor and in otherwise managing the affairs of the Debtors or Reorganized Debtors.

                 4. Provisions relating to "cause" for termination shall be modified in the contracts of Messrs. Zunenshine and Levy in a manner that is consistent with section
                          2.04 of Mr. Sarto's current employment agreement.

         C. Reorganized Debtors (or in the event a motion to appoint a trustee, to dismiss the case or to convert the case to Chapter 7 is filed by an unaffiliated third party, the Debtor, but in no event earlier than ten days prior to the hearing on such motion, taking effect of any adjournment or agreement to adjourn such hearing or, in other situations, to the extent agreed between the Debtors and the Committee) will secure severance obligations to each of Messrs. Zunenshine, Sarto and Levy by providing an irrevocable letter of credit which shall expire on January 1, 1999 in the amount of the cash severance liability of the Reorganized Debtors (or the Debtors, as the case may be) to such person. Such letter of credit will be drawable by the beneficiary on the earliest to occur of (i) actual termination of beneficiary's employment by the Reorganized Debtors (or the Debtors, as the case may be); (ii) 6 months following written notice given by the beneficiary to the Reorganized Debtors (or the Debtors, as the case may be) of such beneficiary's constructive termination; and (iii) expiration of the term of such beneficiary's employment agreement.

         D. Stock option grants to be made at discretion of board of directors of the Reorganized Company; all other rights to stock options or other equity interests to be terminated.

II.      SEVERANCE PROTECTION TO OTHER MANAGEMENT PERSONNEL

         Applicable to the management employees and in the amounts set forth on Exhibit B provided that payments to such employees during the second half of the applicable severance period to be reduced by payments received by employees from new employers.

III.     INCENTIVE PLAN

         A. Applicable to senior, high middle, low middle and junior management.

         B. Structured bonuses, tied to achieving EBITDA levels of $13.5mm and 15mm and maintaining specified levels of receivables, inventory and cash consistent with such levels of performance.

         C. Bonuses will be paid in Reorganized Company common stock (or its equivalent in the case of a sale of the Debtors) on the later of consummation of the plan and 30 days after 1996 EBITDA has been determined. Continuation of employment at confirmation required to realize earned bonuses.

         D. Aggregate bonuses equal to $500,000 of Reorganized Company common stock if $l3.5mm of EBITDA and other tests are met and $750,000 of Reorganized Company common stock if $15mm of EBITDA and other tests are met. Reorganized Company common stock will have a presumed value of $10 per share.

         E.      Additional specifics of Incentive Plan to be agreed.

IV.      RETENTION PLAN

         A. Aggregate bonuses of $500,000 payable if plan of reorganization Stable to Unsecured Creditors' Committee is confirmed no later than March 31, 1997 or such other date agreed to by the committee.

         B. Applicable to members of management designated by CEO and reasonably acceptable to the Unsecured Creditors' Committee; provided that no more than $250,000 aggregate bonuses may be paid to Messrs. Zunenshine, Sarto, and Levy.

                                                                       EXHIBIT A

                      Employment Agreements to be Assumed



                                                             Term of              Annual                 Termination
                                   Position                 Employment          Base Salary                Payment
  Howard J. Zunenshine   CEO SLMI and Subsidiaries      December 31, 1998   $400,000             Two years of then current
                                                                                                 salary plus two times
                                                                                                 average bonus paid for two
                                                                                                 years prior to termination
                                                                                                 event and continuation of
                                                                                                 benefits for two years.

  John S. Sarto          Vice President and CFO SLMI    December 31, 1997   $250,000 through     Two years of then current
                         and Vice President of                              6/30/96              salary and continuation of
                         Subsidiaries                                       $275,000 7/1/96-     benefits for two years.
                                                                            12/31/97

  Richard S. Levy        Vice President, Legal          December 31, 1997   $160,000             Base salary and
                         Affairs and General Counsel                                             continuation of benefits
                         and Secretary of SLMI and                                               for such period.
                         Subsidiaries
  Jon Hodgins            Senior Vice President          December 31, 1997   $165,000 CDN         Greater of base salary and
                         Worldwide Marketing                                                     benefits for (i) twelve
                                                                                                 months or (ii) remaining
                                                                                                 term.

  D. Bruce Randall       Corporate Counsel              Indefinite          $70,000 (reviewed    Base salary and benefits
                                                                            annually)            for six months.

  Kenneth A. Bloom       Vice President and             Indefinite          $140,000             Twelve months of then
                         Treasurer of SLMI and                                                   current salary and car
                         Subsidiaries                                                            allowance and continuation
                                                                                                 of benefits for twelve
                                                                                                 months.

                                                                       EXHIBIT A

  David R. Quackenbush   Director of Financial          Indefinite          $85,000              Not less than six months
                         Planning of SLMI                                                        salary, eight months
                                                                                                 following a change in
                                                                                                 control.  Payable in equal
                                                                                                 installments every two
                                                                                                 weeks.

  Charles Luthi          Manager - Director             Indefinite          $145,000             Salary and benefits for
                         Europe                                                                  six months.

                                                                       EXHIBIT B


                     Severance Agreements to be Implemented


                                                             Term of               Annual                 Termination
                                  Position                  Employment           Base Salary                Benefits
  Andre Larouche      President and Chief Operating     Indefinite          $200,000 CDN            Salary and benefits for
                      Officer                                                                       twelve months

  Michael Jaques      Senior Vice President             Indefinite          $150,000                Salary and benefits for
                      Worldwide Sales                                                               twelve months

  TO BE NAMED         Vice President Finance            Indefinite          $120,000 CDN            Salary and benefits for
                                                                                                    twelve months
  Andrew Haber        Vice President Research and       Indefinite          $110,000 CDN            Salary and benefits for
                      Development                                                                   twelve months

  Ben Knoester        Vice President General Manager    Indefinite          $90,000 CDN             Salary and benefits for
                      #1 Apparel Canada Inc.                                                        twelve months

  Stephen Kelley      Vice President Finance of         Indefinite          $85,000                 Salary and benefits for
                      Maska U.S. Inc.                                                               twelve months
  Jacques Cordeau     Vice President Worldwide          Indefinite          $127,800 CDN            Salary and benefits for
                      Manufacturing                                                                 twelve months

  Jean Theriault      Vice President of Maska U.S.      Indefinite          $115,000                Salary and benefits for
                      Inc.                                                                          twelve months

  David Aziz          Director Financial Reporting      Indefinite          $82,400                 Salary and benefits for
                      SLMI                                                                          six months





                                      B-1